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                                                                   Exhibit 10(f)

SILICON VALLEY BANK

                    AMENDMENT TO LOAN AND
                      SECURITY AGREEMENT

BORROWER:        CAM DATA SYSTEMS, INC.

ADDRESS:         17520 NEWHOPE STREET, SUITE 100
                 FOUNTAIN VALLEY, CALIFORNIA  92708

DATE:    JULY 17, 1995


         THIS AMENDMENT TO LOAN AND SECURITY AGREEMENT is entered into between SILICON VALLEY BANK ("Silicon") and the borrower named above (the "Borrower").


         The Parties agree to amend the Loan and Security Agreement between them, dated June 30, 1992, as amended by that certain Amendment to Loan Agreement dated July 7, 1993, and as amended by that Amendment to Loan Agreement dated June 28, 1994 (as amended, the "Loan Agreement"), as follows. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)


         1. AMENDED SCHEDULE. The Schedule to Loan and Security Agreement is amended, effective on the date hereof, to read as set forth on the Amended Schedule to Loan and Security Agreement attached hereto.


         2. FINANCIAL REPORTING. Section 3.7 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:


                 3.7 FINANCIAL CONDITION AND STATEMENTS. All financial statements now or in the future delivered to Silicon have been, and will be, prepared in conformity with generally accepted accounting principles and now and in the future will completely and accurately reflect the financial condition of the Borrower, at the times and for the periods therein stated. Since the last date covered by any such statement, there has been no material adverse change in the financial condition or business of the Borrower. The Borrower is now and will continue to be solvent. The Borrower will provide Silicon:
                 (i) at all times that any Obligations remain outstanding, within 30 days after the end of each month, a monthly financial statement prepared by the Borrower, and a monthly Compliance Certificate; the Compliance Certificate shall be in
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                 such form as Silicon shall reasonably specify, signed by the
                 Chief Financial Officer of the Borrower, certifying that throughout such month, the Borrower was in full compliance with all of the terms and conditions of this Agreement, and setting forth calculations showing compliance with the financial covenants set forth on the Schedule and such other information as Silicon shall reasonably request; (ii) at all other times, within 30 days after the end of each fiscal quarter, a quarterly financial statement prepared by the Borrower, and a quarterly Compliance Certificate; the Compliance Certificate shall be in such form as Silicon shall reasonably specify, signed by the Chief Financial Officer of the Borrower, certifying that throughout such fiscal quarter, the Borrower was in full compliance with all of the terms and conditions of this Agreement, and setting forth calculations showing compliance with the financial covenants set forth on the Schedule and such other information as Silicon shall reasonably request; (iii) copies of the Borrower's Reports to the Securities Exchange Commission on Forms 10-Q and 10-K within five days after the earlier of the date they are filed or are required to be filed with the Securities Exchange Commission; and (iv) within 90 days following the end of the Borrower's fiscal year, complete annual financial statements, certified by independent certified public accountants acceptable to Silicon and accompanied by the unqualified report thereon by said independent certified public accountants.



         3. FACILITY FEE. Borrower shall concurrently pay to Silicon a facility fee in the amount of $1,875.00, which shall be in addition to all interest and all other fees payable to Silicon and shall be non-refundable.


         4. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.


         5. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and the Borrower, and the other written documents and agreements between Silicon and the Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

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BORROWER:                                     SILICON:


CAM DATA SYSTEMS, INC.                        SILICON VALLEY BANK


BY_______________________________             BY_______________________________
    PRESIDENT OR VICE PRESIDENT               TITLE____________________________


BY_______________________________
    SECRETARY OR ASS'T SECRETARY
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SILICON VALLEY BANK
                              AMENDED SCHEDULE TO

                          LOAN AND SECURITY AGREEMENT

BORROWER:        CAM DATA SYSTEMS, INC.
ADDRESS:         17520 NEWHOPE STREET, SUITE 100
                 FOUNTAIN VALLEY, CALIFORNIA  92708

DATE:     JULY 17, 1995
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CREDIT LIMIT
(Section 1.1):                        An amount not to exceed the lesser of:
                                      (i) $750,000 at any one time outstanding;
                                      or (ii) 75% of the Net Amount of
                                      Borrower's accounts, which Silicon in its discretion deems eligible for borrowing.
                                      "Net Amount" of an account means the
                                      gross amount of the account, minus all
                                      applicable sales, use, excise and other
                                      similar taxes and minus all discounts,
                                      credits and allowances of any nature
                                      granted or claimed.

                                      Without limiting the fact that the
                                      determination of which accounts are
                                      eligible for borrowing is a matter of
                                      Silicon's discretion, the following will
                                      not be deemed eligible for borrowing:
                                      accounts outstanding for more than 90
                                      days from the invoice date, accounts
                                      subject to any contingencies, accounts
                                      owing from an account debtor outside the
                                      United States (unless pre-approved by
                                      Silicon in its discretion, or backed by a
                                      letter of credit satisfactory to Silicon,
                                      or FCIA insured satisfactory to Silicon),
                                      accounts owing from one account debtor to
                                      the extent they exceed 25% of the total
                                      eligible accounts outstanding, accounts
                                      owing from an affiliate of Borrower, and
                                      accounts owing from an account debtor to
                                      whom Borrower is or may be liable for
                                      goods purchased from such account debtor
                                      or otherwise.  In addition, if more than
                                      50% of the accounts owing from an account
                                      debtor are outstanding more than 90 days
                                      from the invoice date or are otherwise
                                      not eligible accounts, then all accounts
                                      owing from that account debtor will be
                                      deemed ineligible for borrowing.
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    LETTERS OF CREDIT SUBLIMIT        Silicon, in its discretion, will from
                                      Time to time during the term of this
                                      Agreement issue letters of credit for the account of the Borrower ("Letters of Credit"), in an aggregate amount at any one time outstanding not to exceed $100,000, upon the request of the Borrower and upon execution and delivery by the Borrower of Applications for Letters of Credit and such other documentation as Silicon shall specify (the "Letter of Credit Documentation"). Fees for the Letters of Credit shall be as provided in the Letter of Credit Documentation. The Credit Limit set forth above and the Loans available under this Agreement at any time shall be reduced by the face amount of Letters of Credit from time to time outstanding.

INTEREST RATE (Section 1.2):          A rate equal to the "Prime Rate" in
                                      effect from time to time, plus 1.00% per annum. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. "Prime
                                      Rate" means the rate announced from time to time by Silicon as its "prime rate;"
                                      it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

LOAN ORIGINATION FEE (Section 1.3):   SEE AMENDMENT TO LOAN AND SECURITY
                                      AGREEMENT OF EVEN DATE.

MATURITY DATE
(Section 5.1):                        JUNE 5, 1996

PRIOR NAMES OF BORROWER
(Section 3.2):                        SILVER PLUS

TRADE NAMES OF BORROWER
(Section 3.2):                        NONE

OTHER LOCATIONS AND ADDRESSES
(Section 3.3):                        3423 INVESTMENT, SUITE 10, HAYWARD,
                                      CA 94545;
                                      2401 HASSELL ROAD, SUITE 1515, HOFFMAN
                                      ESTATES, IL 60195;
                                      352 VILLAGE STREET, MILLIS, MA 02054
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MATERIAL ADVERSE LITIGATION
(Section 3.10):                       NONE

NEGATIVE COVENANTS-EXCEPTIONS
(Section 4.6):                        Without Silicon's prior written consent,
                                      Borrower may do the following, provided
                                      that, after giving effect thereto, no
                                      Event of Default has occurred and no
                                      event has occurred which, with notice or passage of time or both, would constitute an Event of Default, and provided that the following are done in compliance with all applicable laws, rules and regulations: (i) repurchase shares of
                                      Borrower's stock pursuant to any employee stock purchase or benefit plan, provided that the total amount paid by Borrower for such stock does not exceed $100,000 in any fiscal year.

 FINANCIAL COVENANTS
(Section 4.1):                        Borrower shall comply with all of the
                                      following covenants.  Compliance shall
                                      be determined as of the end of each
                                      quarter, except as otherwise specifically provided below:

    QUICK ASSET RATIO:                Borrower shall maintain a ratio of
                                      "Quick Assets" to current liabilities
                                      of not less than 1.25 to 1.

    TANGIBLE NET WORTH:               Borrower shall maintain a tangible net
                                      worth of not less than $2,000,000.

    DEBT TO TANGIBLE
    NET WORTH RATIO:                  Borrower shall maintain a ratio of total
                                      liabilities to tangible net worth of
                                      not more than 1.00 to 1.

    PROFITABILITY                     Borrower shall not incur a loss (after
                                      taxes) for any fiscal year, except that
                                      in a single fiscal quarter during each
                                      fiscal year Borrower may incur a loss
                                      (after taxes) in an amount not to exceed
                                      $100,000.

    DEFINITIONS:                      "Current assets," and "current
                                      liabilities" shall have the meanings
                                      ascribed to them in accordance with
                                      generally accepted accounting principles.

                                      "Tangible net worth" means the excess of
                                      total assets over total liabilities,
                                      determined in accordance with generally
                                      accepted accounting principles, excluding
                                      however all assets which would be
                                      classified as intangible assets under
                                      generally accepted accounting principles,
                                      including without limitation goodwill,
                                      licenses, patents, trademarks, trade
                                      names, copyrights, and franchises.
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                                      "Quick Assets" means cash on hand or on
                                      deposit in banks, readily marketable
                                      securities issued by the United States,
                                      readily marketable commercial paper rated
                                      "A-1" by Standard & Poor's Corporation
                                      (or a similar rating by a similar rating organization), certificates of deposit and banker's acceptances, and accounts receivable (net of allowance for doubtful accounts).

    SUBORDINATED DEBT:                "Liabilities" for purposes of the
                                      foregoing covenants do not include
                                      indebtedness which is subordinated to the indebtedness to Silicon under a subordination agreement in form specified by Silicon or by language in the instrument evidencing the indebtedness which is acceptable to Silicon.

OTHER COVENANTS (Section 4.1):        Borrower shall at all times comply with
                                      all of the following additional
                                      covenants:

                                      1.   BANKING RELATIONSHIP.  Borrower
                                      shall at all times maintain its primary
                                      banking relationship with Silicon.

                                      2.   BORROWING BASE CERTIFICATE AND
                                      LISTING.  At all times that any
                                      Obligations remain outstanding, within 20 days after the end of each month, Borrower shall provide Silicon with a Borrowing Base Certificate in such form as Silicon shall specify, and an aged listing of Borrower's accounts receivable and accounts payable. At all other times, within 30 days after the end of each fiscal quarter, Borrower shall provide Silicon with a Borrowing Base Certificate in such form as Silicon shall specify, and an aged listing of Borrower's accounts receivable.
                                      Additionally, prior to any new Loans
                                      being advanced, Borrower shall provide
                                      Silicon with a current Borrowing Base
                                      Certificate in such form as Silicon shall specify, and an aged listing of Borrower's accounts receivable and accounts payable.

                                      3.   INDEBTEDNESS.  Without limiting
                                      any of the foregoing terms or provisions of this Agreement, Borrower shall not in the future incur indebtedness for borrowed money, except for (i) indebtedness to Silicon, and (ii) indebtedness incurred in the future for the purchase price of or lease of equipment in an aggregate amount not exceeding $250,000 at any time outstanding.

                                      4.   COPYRIGHT SECURITY AGREEMENT.
                                      Borrower shall continue in full force and effect the Security Agreement

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                                      in Copyrighted Works, executed by
                                      Borrower in favor of Silicon, in
                                      conjunction with the Amendment to Loan
                                      Agreement dated July 7, 1993.  The
                                      Borrower shall cause the Security
                                      Agreement in Copyrighted Works to remain in full force and effect while any Obligations remain outstanding.

                                      5.   ACCOUNTS RECEIVABLE AUDITS.  No
                                      accounts receivable audits as set forth
                                      under Section 4.5 of this Agreement shall
                                      be required during periods in which no
                                      Obligations remain outstanding. An
                                      accounts receivable audit as set forth
                                      under Section 4.5 of this Agreement shall
                                      be conducted and completed, with
                                      satisfactory results, within 30 days
                                      after any new Loan is made hereunder.
                                      Additionally, at all times that any
                                      Obligations remain outstanding, the
                                      accounts receivable audits by third
                                      parties retained by Silicon as set forth
                                      in Section 4.5 of this Agreement shall be
                                      conducted on a semi-annual basis.
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                                      BORROWER:

                                        CAM DATA SYSTEMS, INC.


                                        BY_______________________________
                                              PRESIDENT OR VICE PRESIDENT


                                        BY_______________________________
                                             SECRETARY OR ASS'T SECRETARY


                                      SILICON:

                                        SILICON VALLEY BANK


                                        BY_______________________________
                                        TITLE____________________________